Exhibit 10.18(k)
AMENDMENT Nº 11 TO LETTER OF AGREEMENT DCT-026/2003

This Amendment No. 11 to Letter of Agreement DCT-026/2003, dated as of October 24, 2013 (“Amendment 11”) relates to Letter Agreement DCT-026/2003 (“Letter Agreement”) between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 11 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment 11 sets forth further agreements between Embraer and Buyer. All capitalized terms used in this Amendment 11 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 11, the Letter Agreement, the terms of this Amendment 11 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. A new Article 13 shall be included in the Letter Agreement as follows:

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2. [***]

3. [***]

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 11, shall remain in full force and effect without any change.

[SIGNATURE PAGE FOLLOWS]

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[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 11 to Letter Agreement DCT-026/2003     Page 1 of 4
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Exhibit 10.18(k)
AMENDMENT Nº 11 TO LETTER OF AGREEMENT DCT-026/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 11 to the Letter Agreement to be effective as of the date first written above.

Embraer S.A.                     JetBlue Airways Corporation

By    : /s/ José Antonio A. Filippo_            By    :/s/_Mark D. Powers ______
Name    : José Antonio A. Filippo_            Name    : Mark D. Powers ______
Title    :Executive Vice President & CEO__        Title    : Chief Financial Officer______

By    : /s/José Luis D’Avila Molina___
Name    : José Luis D’Avila Molina_____
Title    : Vice President, Contracts
Commercial Aviation

Date: October 25th , 2013__________        Date:10/24/2013___________________
Place: S.J. Campos, Brazil        _        Place: Long Island City, NY________

Witness: /s/_Fernando Bueno    _        Witness:/s/_Gavin Sweitzer__ ______
Name    :Fernando Bueno    _______        Name    : Gavin Sweitzer____________

Amendment No. 11 to Letter Agreement DCT-026/2003                 Page 2 of 4
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[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.